UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 3, 2006

(February 21, 2006)

OMNI ENERGY SERVICES CORP.

(Exact name of registrant as specified in its charter)

LOUISIANA	0-23383	72-1395273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 N.E. EVANGELINE THRUWAY

CARENCRO, LOUISIANA 70520

(Address of principal executive offices) (Zip Code)

(337) 896-6664

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by OMNI Energy Services Corp. (the “Company”) under Items 2.01 and 9.01 on February 21, 2006. Amendment No. 1 is being filed to include the financial statements and pro forma financial information omitted from the initial filing of the Current Report, in accordance with Item 9.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported, on February 14, 2006, the Company acquired Preheat, Inc., a Louisiana corporation (“Preheat”), pursuant to a Stock Purchase and Sale Agreement dated December 29, 2005 by and between the Company and the stockholders of Preheat. For a complete description of the Company’s acquisition of Preheat, refer to Item 2.01 of the Company’s Current Report on Form 8-K, filed on February 21, 2006, which Item 2.01 is incorporated in its entirety herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The following Audited Historical Financial Statements of Preheat, together with the Independent Auditors’ Report thereon signed by Arsement, Redd & Morella, L.L.C., are attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

1.	Balance Sheets as of December 31, 2005 and 2004.

2.	Statements of Income for the years ended December 31, 2005 and 2004.

3.	Statements of Changes in Stockholders’ Equity for the years ended December 31, 2005 and 2004.

4.	Statements of Cash Flows for the years ended December 31, 2005 and 2004.

5.	Notes to Financial Statements.

(b)	Pro Forma Financial Information

The following Unaudited Pro Forma Condensed Combined Financial Information is attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

1.	Pro Forma Condensed Combined Balance Sheet as of December 31, 2005.

2.	Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2005.

3.	Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2004.

4.	Notes to Unaudited Pro Forma Financial Statements.

(c) Exhibits.

Exhibit Number	Description

23.1	Consent of Arsement, Redd & Morella, L.L.C.

99.1	Preheat, Inc. Audited Historical Financial Statements.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of OMNI Energy Services Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI ENERGY SERVICES CORP.
Dated: May 3, 2006
	By:	/s/ G. Darcy Klug
G. Darcy Klug
Executive Vice President